UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2009

______________

LEGEND INTERNATIONAL HOLDINGS, INC
(Exact name of registrant as specified in its charter)
______________

Delaware	000-32551	23-3067904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
(Address of Principal Executive Office)(Zip Code)

61-3-8532-2866
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:     Other Events

On June 2, 2009, Legend International Holdings, Inc., a Delaware corporation (the “Company”) acquired 378,275,603 (approx 19%) shares in North Australian Diamonds Limited, an Australian corporation (ASX: NAD), for consideration of $3,058,660.83 from Yahalom International Resources Corporation (“Yahalom”).

The transaction takes the Company’s stake in NAD to approximately 34.6%.

Yahalom has only recouped its purchase cost for its shares in NAD and accordingly has sold its shares in NAD for approximately $0.008 per share (not $0.012 per the Legend International Holdings, Inc bid)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND INTERNATIONAL HOLDINGS, INC.
(Company)

		By:	/s/ J I Gutnick
Joseph Gutnick
President, Chairman of the
Board and Chief Executive
Officer

Dated:	June 3, 2009